SCHEDULE 13D

CUSIP No. 83407F101

1.	NAMES OF REPORTING PERSONS
	I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

	Mithaq Capital SPC
2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

	(a)  [   ]
	(b)  [   ]

3.	SEC USE ONLY
	________________________________________________

4.	SOURCE OF FUNDS (See Instructions)
	WC

5.	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
	ITEMS 2(D) [   ] OR 2(E) [   ]


6.	CITIZENSHIP OR PLACE OF ORGANIZATION

	Cayman Islands

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON
WITH

7. 	SOLE VOTING POWER:		4,312,500 shares [*] [**]

8. 	SHARED VOTING POWER:		[*]

9.	SOLE DISPOSITIVE POWER:		4,312,500 shares[*] [**]

10. 	SHARED DISPOSITIVE POWER:	[*]

11. 	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

   	 4,312,500 shares

12. 	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11)
	EXCLUDES CERTAIN SHARES (See Instructions) [   ]

13.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

	20.00%

14.	TYPE OF REPORTING PERSON (See Instructions)

	CO
____________________________________________________________
[*] Turki Saleh A. AlRajhi and Muhammad Asif Seemab are directors of Mithaq Capital SPC and as such may exercise voting and dispositive power over the shares owned by Mithaq Capital SPC.

[**] The total number of shares reported is through the close of business on March 1, 2021.



CUSIP No.
83407F101

1.	NAMES OF REPORTING PERSONS
	I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

	Turki Saleh A. AlRajhi

2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

	(a)  [   ]
	(b)  [   ]

3.	SEC USE ONLY

	__________________________________________________


4.	SOURCE OF FUNDS (See Instructions)

	WC

5.	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
	PURSUANT TO ITEMS 2(D) [   ] OR 2(E) [   ]


6.	CITIZENSHIP OR PLACE OF ORGANIZATION

	Saudi Arabia

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH
REPORTING PERSON WITH:

7.	SOLE VOTING POWER
	0

8.	SHARED VOTING POWER
	4,312,500 shares [*]

9.	SOLE DISPOSITIVE POWER
	0

10.	SHARED DISPOSITIVE POWER
	4,312,500 shares [*]

11.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
	4,312,500 shares

12.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
	CERTAIN SHARES (See Instructions) [   ]

13.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

	20.00%

14.	TYPE OF REPORTING PERSON (See Instructions)

	IN

[*]  	The total number of shares reported is through the close of business
	on March 1, 2021.


CUSIP No.
83407F101

1.	NAMES OF REPORTING PERSONS
	I.R.S. IDENTIFICATION NOS. OF ABOVE PERSONS (ENTITIES ONLY)

	Muhammad Asif Seemab

2.	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

	(a)  [   ]
	(b)  [   ]

3.	SEC USE ONLY

	__________________________________________________


4.	SOURCE OF FUNDS (See Instructions)

	WC

5.	CHECK IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
	PURSUANT TO ITEMS 2(D) [   ] OR 2(E) [   ]


6.	CITIZENSHIP OR PLACE OF ORGANIZATION

	Pakistan

NUMBER OF SHARES BENEFICIALLY OWNED BY EACH
REPORTING PERSON WITH:

7.	SOLE VOTING POWER
	0

8.	SHARED VOTING POWER
	4,312,500 shares [*]

9.	SOLE DISPOSITIVE POWER
	0

10.	SHARED DISPOSITIVE POWER
	4,312,500 shares [*]

11.	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
	4,312,500 shares

12.	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN
	SHARES (See Instructions) [   ]

13.	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

	20.00%

14.	TYPE OF REPORTING PERSON (See Instructions)

	IN

[*]  	The total number of shares reported is through the close of business
	on March 1, 2021.




This Amendment No. 1 (Amendment No. 1) to Schedule 13D amends and supplements the Schedule 13D filed by Mithaq Capital SPC (Mithaq, and together with Turki Saleh A. AlRajhi and Muhammad Asif Seemab, the Reporting Persons) with respect to the Issuers Class A Common Stock on February 26, 2021. Except as set forth below, all previous Items remain unchanged. The purpose of this Amendment No. 1 is to report the purchase of certain shares of the Issuers Class A Common Stock by Mithaq.

Item 5.	Interest in Securities of the Issuer

(a) and (b) The information contained on the cover pages to this
Schedule 13D is incorporated herein by reference.

All percentages referred to on the cover pages are based on 17,250,000 shares of Class A common stock issued and outstanding and 4,312,500 shares of Class B common stock issued and outstanding as of November 13, 2020 as reported in the Issuers Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2020.

(c)	Information concerning transactions in the shares effected by the
Reporting Persons during the past sixty days is set forth in Exhibit A hereto and is incorporated herein by reference. All of the transactions in shares listed in Exhibit A were effected in open market brokerage transactions by Mithaq Capital SPC.

(d) Except as described in this Schedule 13D, to the knowledge of the Reporting Persons, only Mithaq Capital SPC has the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of, the shares reported on this Schedule 13D.

(e) Not applicable.


Signatures
Date:	March 2, 2021			Mithaq Capital SPC


					By:/s/ Turki Saleh A. AlRajhi
					Name:	 Turki Saleh A. AlRajhi
					Title: Director


					By:/s/Muhammad Asif Seemab
					Name:	Muhammad Asif Seemab
					Title: Director



Date:	March 2, 2021			/s/ Turki Saleh A. AlRajhi
					Turki Saleh A. AlRajhi




Dated: March 2, 2021			/s/Muhammad Asif Seemab
					Muhammad Asif Seemab











Exhibit A
Transactions in the Shares During the Last 60 Days



# - Trade Date - Activity - Shares Bought - Cost Value - Cost per share
					    (USD)	 (USD)

1   11-Feb-21    Buy        1,000,000	  11,000,397.45	 11.00
2   11-Feb-21    Buy           47,411	     521,781.76	 11.01
3   12-Feb-21    Buy          373,063	   4,104,363.82	 11.00
4   16-Feb-21    Buy          332,998	   3,768,890.08	 11.32
5   17-Feb-21    Buy          522,833	   5,877,175.01	 11.24
6   18-Feb-21    Buy          450,849	   5,128,896.64	 11.38
7   19-Feb-21    Buy          294,605	   3,383,785.91	 11.49
8   22-Feb-21    Buy          219,495	   2,523,412.27	 11.50
9   23-Feb-21    Buy          520,641	   5,743,978.86	 11.03
10. 24-Feb-21	 Buy	       61,271	     695,804.21  11.36
11. 25-Feb-21	 Buy	      397,764	   4,501,795.92	 11.32
12. 26-Feb-21	 Buy	       43,620	     494,780.29	 11.34
13. 01-Mar-21	 Buy	       47,950	     543,175.74	 11.33

		Total	   4,312,500      48,288,237.96